ROCKETFUEL

DRIVEN BY INNOVATION

WHAT IS ROCKETFUEL


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RocketFuel is a new frictionless blockchain based payment solution for eCommerce merchants to accept crypto payments and receive payment and shipping information in one one-click transaction without the need for payment intermediaries

For the consumer, RocketFuel checkout solutions improve both convenience and security

Unique 1 click checkout accelerates adoption



acuitywebtechnologies.com
Flight Booking Page – FlightsPortal
Sky-tours
1-202-753-40-09
USD - US$
Car Rental
Transfers
Hotels
Fly Drive
Blog
DELTA
New York to Paris
Take off Apr 12, 2021
02:00 PM
10H
landing Apr 13, 2021
04:00 AM
Paris to New York
Take off Apr 15, 2021
10:15 AM
12H, 45M
landing Apr 15, 2021
11:00 PM
1 PERSON(S)
US$450.00
Pay with Crypto or Cash
New York → Paris Apr 12
Paris → New York Apr 15
Nb of Passengers: 1
Cabin Class: Economy
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Summary of Charges
ADULTS: 1
FROM: NYC - NEW YORK, UNITED STATES
TO: PAR - PARIS, UNITED STATES
Total Price US$450.00
ROCKETFUEL
Sky-tours
Total 4.5 USD
Choose wallet
Coinbase
Choose coin
Bitcoin
0.003533 BTC 194.38 USD
or you can pay with any wallet
You pay 0.00008179 BTC
1 BTC = 55,016.2 USD
Pay with crypto

Dashboard for merchants and consumers


Rocketfuel
Dashboard
Payments
Funds
Customers
Accounts
Reports
Help/FAQ
Plugins
Settings
Dashboard
Support
mishagreh
Funds received
Month
$ 209.95
100
80
60
40
20
0
03-25
03-27
03-29
03-31
04-02
04-04
04-06
Users use coins
USD
$ 230.48
Search
Bitcoin BTC 0.00163883 BTC $ 97.00
Litecoin LTC 0.37150407 LTC $ 72.20
Ethereum ETH 0.01213147 ETH $ 22.26
Ethereum Classic ETC 1.60239257 ETC $ 20.53
Bitcoin Cash BCH 0.03381499 BCH $ 18.00
US Dollar USD 0.33 USD $ 0.33
USD Coin USDC 0.161 USDC $ 0.16

Who is Rocketfuel:
Core Team with strong track record



Gert Funk

Chairman, Founder and CPO

15 years as Payment Service Provider for International eCom merchants.
Serial entrepreneur since 1990
Blockchain expert since 2015.



Peter Jensen

CEO

Experienced hi tech CEO located in Silicon Valley
5 successful exits incl Vmware, CISCO, IBM
Startup Investor and mentor



Bennett Yankowitz

CFO

Law degrees from USC and Cambridge
Expert in ICO law with 30+ years of experience as a corporate attorney with leading law firms, specializing in securities, financial and M&A transactions,



Rohan Hall

CTO

30+ years technology experience;
Published author, Fintech Founder, serial entrepreneur with successful Exit
Blockchain Expertise


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Company overview and status

- Product Launched 3/31/21
- First customers live
- PR, Marketing, and sales activities ramping up in Q2
- Initiated ICO process
- Raising $10M in 2021
- Plan to be on Nasdaq in 2021

E-Commerce market growing fast, yet inefficient

Current solutions are

Expensive, not secure, and complex to use
Based on outdated technology

New solutions

Customers expect secure, frictionless and efficient solutions

$3.5T
eCommerce market size

14%
Of total commerce

20+
Year old technology

200M
Crypto wallet holders expected by 2023


BANK CARD

Solutions are expensive and inefficient for *merchants*

Inefficient payments

Merchants want lower costs, immediate payments, and elimination of fraud and chargebacks

Delayed cash flow

Chargeback risks and blocked funds lead to months of delays in getting paid

Complex set-up and operation

API integration to Payment Service Providers
PCI requirements from the card-schemes
Time-consuming chargebacks procedures

Existing solutions are expensive and inefficient

High costs to intermediaries, low conversion rates, and online fraud leads to lost revenue

$15B

Acquiring and processing cost merchants $15Billion yearly in the US

19%

of all cart abandonments is caused by mistrust

1.5%

E-merchants lose on average 1.5% of their annual revenue to fraud attacks!

9.7%

E- merchants spend 9.7% of their revenue in Fraud Prevention tools

Solutions are unsecure and difficult to use for *consumers*

Consumers want privacy, frictionless and seamless check-out experiences and they want security



Customers are increasingly concerned about the security of their data

Regular data breaches cause consumers to loose confidence
Consumers are reluctant to share sensitive personal data
Breaches and fraud cause major inconvenience for consumers

Cumbersome check-out 'shopping cart' methodology

Repeatedly creating accounts, enter credit card details, shipping information, and personal information
37% of cart abandonments caused by requirements to "fill out forms"
High fraud causes additional security steps

Inconvenient re-direct to 3rd party payment platforms

On Average 69.23% of all consumers are doing cart abandonment when shopping online!

A modern solution leveraging the benefits of blockchain technology

Consumer and Merchant Benefits

- Ease of Use and efficiency
- Improved cashflow
- Enhanced security
- Transparency and traceability


UP
DOWN

- Lowering cost
- Eliminating fraud
- No friction
- No redirects
- Reduced money laundering

Consumer Functionality

A modern solution leveraging the benefits of blockchain technology


$ 200
BUY

Single-click payment solution

Pay with Crypto currencies

Support for "in-ad" one click purchases

End-user stores payment and shipment info once

No filling out forms
No redirect
No hassle to pay

Merchant Functionality

A modern solution leveraging the benefits of blockchain technology



- Fully automated fulfilment order process
- No acquiring and processing costs
- Eliminates expensive middlemen
- No fraud attacks or chargebacks possible
- No investments in fraud prevention tools necessary
- Ultra high cart conversion rates



Initial Target Market: *Travel Industry*

Worldwide sales of flight tickets sold online in 2019 was **$540Billion**

2 largest reservations systems generate more than **$10B** in yearly revenues

Target Group

Travel merchants
Web platforms
Blog-sites

Challenges

Many intermediaries; acquirers, PSPs,
Reservation systems, card-schemes
High costs
Delayed payments

Go-to-market

Crypto-exchanges
Partners / affiliates
Market Places
Existing contacts


Sky-tours
Compare Airfares
Sky-tours
Multi-city Experts!

Customer Reference:

Sky-tours

No personal and sensitive data

Customers will no longer be required to share personal and sensitive data, such as credit card information. Instead, the purchase is confirmed and after using our patent-pending "1-3 click" technology, the product is shipped.

Simplifying the check-out payment process

Mr Rudi Seiberlich, Founder of Sky-Tours, said: "I believe RocketFuel's technology platform provides a much-needed solution to simplify the check-out payment process. The RocketFuel technology platform should also open new sales channels and customer groups for us thereby creating additional growth opportunities."

Summary

Payment industry is large, old fashioned, and problematic

RocketFuel has unique technology, patents and team to disrupt


ROCKETFUEL

E-Commerce payments are growing rapidly

Blockchain technology and Crypto currencies are change enablers


ROCKETFUEL

Thank you for your interest and support!

Questions?

Need radically different technology to disrupt current solutions

Every 10 years a new technology drives major innovation, disruption, and opportunity


ADOPTION
INTERNET
MOBILE
ELECTRIC VEHICLES
BLOCKCHAIN
TIME

2021 will be the year of blockchain

Almost 12,000 Bitcoin ATMs Worldwide, increasing with 1 new BTC ATM per hour

Large eCommerce and retail merchants accepting crypto as a payment method

- Microsoft, AT&T, Burger King, KFC, Overstock, Virgin Airlines, Norwegian, NewEgg, etc.
- 36% of all small and medium sized US companies accept Bitcoin as a B2B payment

Governments are introducing CBDCs to replace cash and traditional fiat-currencies;
- China, Russia, Canada, Switzerland, UK, EU, US, etc.

Facebook is launching Libra to its 2 billion customers.

Governments are putting the big tech-companies under scrutiny for their excessive fees and charges.

PayPal, accepting crypto for 26M merchants and +320M accounts from Q1 2021.

Governments are putting the social media sites and browsers such as Facebook and Google under scrutiny for their lack of privacy protection and data security.

Customer base increasing rapidly

Millions of crypto wallet holders


Organic growth
Crypto wallet holders (millions)
300
250
200
150
100
50
0
11
22
33
45
56
100
150
250
2016
2017
2018
2019
2020
2021
2022
2023


Including PayPal and Facebook
Crypto wallet holders (millions)
3000
2500
2000
1500
1000
500
0
100
420
2420
150
470
2470
250
570
2570
2021
2022
2023
Organic growth
Including PayPal accounts
Including Facebook Libra


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Check Out
Shipping Address

Monetization

Commission % of volume charged the merchant

Transaction fee per transaction charged to merchant

License fees for using the technology

Safe Harbor Statement

This presentation contains statements that are, or may be deemed to be, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, any financial or other guidance, statements that reflect our current expectations concerning future results and events, and any other statements that are not based solely on historical fact. Forward-looking statements are based on management's expectations, certain assumptions and currently available information. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof and are based on various assumptions as to future events, the occurrence of which necessarily are subject to uncertainties. These forward-looking statements are made subject to certain risks, uncertainties and other factors, which could cause our actual results, performance or achievements to differ materially from those presented in the forward-looking statements. Examples of factors that may affect future operating results and financial condition include, but are not limited to: changes in the economy generally and in respect to the businesses in which we operate; unanticipated issues in integrating acquisitions; the results of actions to reposition our businesses; rapid technological change; general market conditions in the online merchant, payments, travel and computer industries; reliance on key customers; unanticipated natural disasters or other events; the ability to protect our intellectual property; pricing pressures and demand for our products; unanticipated developments that could occur with respect to contingencies such as litigation and environmental matters as well as any product liability claims; and risks associated with our international operations, including trade and tariff barriers, exchange rates and political and geopolitical risks. Many of these, and other, risks and uncertainties are discussed in further detail in our Annual Report on Form 10-K. We undertake no obligation to publicly update our forward-looking statements to reflect new information or events or circumstances that arise after the date hereof, including market or industry changes.